DELAWARE GROUP® EQUITY FUNDS IV

Delaware Smid Cap Growth Fund
(formerly, Delaware Growth Opportunities Fund)
(the “Fund”)

Supplement to the Fund’s Prospectuses
dated January 28, 2010

The following replaces the information in the section entitled, “How we manage the Fund – The securities in which the Fund typically invests – Common stocks” on page 9 of the Fund’s prospectuses:

Common stocks
Common stocks are securities that represent shares of ownership in a corporation. Stockholders may participate in a corporation's profits through its distribution of dividends to stockholders, proportionate to the number of shares they own.

How the Fund uses them: The Fund invests primarily in common stocks and generally focuses on small- to mid-sized companies that address large market opportunities.

The following replaces the information in the section entitled, “How we manage the Fund – The risks of investing in the Fund – Small company risk” on page 14 of the Fund’s prospectuses:

Small company risk
Small company risk is the risk that prices of small- and medium-sized companies may be more volatile than larger companies because of limited financial resources or dependence on narrow product lines. Small company risk also comes from lower liquidity typically associated with small company stocks, which means the price may be affected by poorly executed trades, even if the underlying business of the company is unchanged.

How the Fund strives to manage it: We may invest in small- and medium-sized companies. We believe medium-sized companies, in general, are more stable than smaller companies and involve less risk due to their larger size, greater experience, and more extensive financial resources. Nonetheless, medium-sized companies have many of the same risks as small companies and are considered to be riskier, in general, than large-sized companies. To address this risk, we seek a well-diversified portfolio, select stocks carefully, and monitor them frequently.

Please keep this Supplement for future reference.

This Supplement is dated July 23, 2010.